Other income, net (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Other Income and Expenses [Abstract]
Gain on disposal of property, plant and equipment	[1]	$ 0	$ 237	$ 0
Government subsidies		104	75	227
Gain from investment in financial instruments		47	75	83
Other gains		38	93	125
Other income, net		189	480	$ 435
Land appreciation tax			$ 205
Gain on disposal of property plant and equipment		$ 0

[1]	Land appreciation tax is calculated from the appreciation of the value of the land occupied by the property. During the fiscal year ended March 31, 2021, land appreciation tax of approximately $205,000 was charged during the disposal of properties, and the gain on disposal of property was net of this land appreciation tax. There is no such gain on disposal of property, plant and equipment during the fiscal year ended March 31, 2022.